INTERIM CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Revenues	$ 53,472	$ 32,577
Cost of revenues	32,243	20,980
Gross profit	21,229	11,597
Operating expenses:
Research and development	4,993	4,239
Marketing and selling	2,956	2,385
General and administrative	5,225	4,293
Total operating expenses	13,174	10,917
Operating income	8,055	680
Total financial income, net	122	197
Income tax	6,038	0
Net income	$ 14,215	$ 877
Basic net income per Ordinary share	$ 0.30	$ 0.02
Diluted net income per Ordinary share	$ 0.29	$ 0.02
Weighted average number of Ordinary shares used for computing basic net income per share	47,145,784	43,041,405
Weighted average number of Ordinary shares used for computing diluted net income per share	49,123,135	44,002,634